SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                               OF THE LISTED FUND:

                                 -----------------

                             DWS Small Cap Core Fund


The following information revises and supplements similar information in "The Main Risks of Investing in the Fund" section of the fund's prospectuses:

Value Investing Risk. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.










               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
September 15, 2006                                         Deutsche Bank Group